FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)           March 30, 2007
Coconut Palm Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-51418	20-2763411

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 500, Boca Raton, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(561) 955-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL STATEMENTS
ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     On March 30, 2007, Coconut Palm Acquisition Corp., a Delaware corporation (“Coconut Palm”), consummated a merger with Equity Broadcasting Corporation, an Arkansas corporation (“EBC”), in which EBC merged with and into Coconut Palm, with Coconut Palm remaining as the surviving corporation, pursuant to the Agreement and Plan of Merger dated April 7, 2006, as amended on May 5, 2006 and on September 14, 2006, among Coconut Palm, EBC and certain shareholders of EBC (the “Merger Agreement”). In connection with the closing of the merger, the holders of EBC Class A common stock will be issued an aggregate of 20,134,501 shares of Coconut Palm common stock, while the holders of EBC Class B common stock will be issued an aggregate of 6,313,848 shares of Coconut Palm common stock. The holders of EBC Series A preferred stock were issued an aggregate of 2,365,485 shares of Coconut Palm Series A Convertible Non-Voting Preferred Stock reflecting accrued and unpaid dividends through the date of closing.
     In connection with the approval of the above described transaction, the Coconut Palm stockholders (i) adopted the Coconut Palm Acquisition Corp. 2007 Stock Incentive Plan under which Coconut Palm will reserve up to 12,274,853 shares of common stock for issuance under the 2007 Stock Incentive Plan, (ii) adopted Coconut Palm’s Amended and Restated Certificate of Incorporation, to (a) increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, (b) increase the number of authorized shares of preferred stock from 1,000,000 shares to 25,000,000 shares, (c) change Coconut Palm’s name from “Coconut Palm Acquisition Corp.” to “Equity Media Holdings Corporation”, and (d) authorize the issuance of approximately 1,736,746 shares of Series A Convertible Non-Voting Preferred Stock under a Certificate of Designation, (iii) adopted Coconut Palm’s Amended and Restated Certificate of Incorporation to continue to provide for a staggered board with three classes of directors; and (iv) ratified the Management Services Agreement between Royal Palm Capital Management, LLLP and Coconut Palm.
     Upon the closing of the Merger, Coconut Palm changed its name to “Equity Media Holdings Corporation.”
     Coconut Palm expects that its securities will be listed on the Nasdaq Global Market shortly.
ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     Reference is made to the disclosure contained in the Registration Statement containing a definitive Proxy Statement/Prospectus (No. 333-137386), dated March 15, 2007 (hereinafter referred to as the “Registration Statement”), in the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of EBC” beginning on page 140, which is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Financial Statements
     The financial statements and selected financial information of Coconut Palm are included in the Registration Statement containing a definitive Proxy Statement/Prospectus (No. 333-137386), dated March 15, 2007 in the Sections entitled “Selected Summary Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Consolidated Financial Statements” and “Index to Financial Statements” beginning on pages 22, 186 and F-1, respectively, and are incorporated herein by reference.
d) Exhibits
     None.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2007	COCONUT PALM ACQUISITION CORP.
/s/ Richard C. Rochon
Richard C. Rochon
Chairman and Chief Executive Officer

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